GOLDMAN SACHS TRUST II

Multi-Manager U.S. Small Cap Equity Fund

(the “Fund”)

Supplement dated January 24, 2023 to the

Prospectus dated February 28, 2022

Pursuant to action taken by the Board of Trustees of Goldman Sachs Trust II, Westfield Capital Management Company, L.P. will now serve as an Underlying Manager of the Fund. Effective immediately, the Fund’s Prospectus is revised as follows:

The following replaces the third paragraph in the “Multi-Manager U.S. Small Cap Equity Fund—Summary—Portfolio Management” section:

As of the date of the Prospectus, Boston Partners Global Investors, Inc. (“Boston Partners”), Brown Advisory LLC (“Brown Advisory”), Victory Capital Management Inc. (“Victory”) and Westfield Capital Management Company, L.P. (“Westfield”) are the Underlying Managers (investment subadvisers) for the Fund.

The following is added to the “Service Providers—Investment Subadvisers (Underlying Managers)—Multi-Manager U.S. Small Cap Equity Fund” section:

Westfield Capital Management Company, L.P.

Westfield Capital Management Company, L.P. (“Westfield”), located at One Financial Center, Boston, MA 02111, is an investment adviser registered with the SEC. The firm had approximately $13.3 Billion in assets under management as of December 31, 2022. With respect to the Fund, the firm manages an allocation of U.S. small-capitalization equity securities. Westfield’s small-capitalization growth equity strategy seeks to identify and invest in U.S. companies believed by Westfield to be undervalued by the market, using bottom-up fundamental analysis and external research.

The following is added at the end of the fourth paragraph after the table under the “Service Providers—Management Fee and Other Expenses” section:

A discussion regarding the basis for the Board of Trustees’ approval of the Sub-Advisory Agreement for Westfield will be available in the Funds’ semi-annual report for the period ended April 30, 2023.

This Supplement should be retained with your Prospectus for future reference.

MMUSSMCPEQTYSTK 01-23